                                                                   EXHIBIT 4.01

   COMMON STOCK                                                 COMMON STOCK

NUMBER                        [LOGO OF EGGHEAD.COM]                 SHARES
 EGGS
                           INCORPORATED UNDER THE LAWS      SEE REVERSE FOR
                             OF THE STATE OF DELAWARE      ABBREVIATIONS AND
  THIS CERTIFICATE IS                                     STATEMENT OF RIGHTS
TRANSFERABLE IN BOSTON, MA                                GRANTED TO EACH CLASS
   OR NEW YORK, NY                                             OF SHARES
                                                            CUSIP 282329 10 1


THIS CERTIFIES THAT



is the record holder of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE PER
                                   SHARE OF


                                 Egghead.com, Inc.

transferable on the books of the Corporation by the holder in person, or by duly authorized Attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

       WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                           EGGHEAD.COM, INC.
                              CORPORATE
                                 SEAL
   /s/ John E. Labbett         DELAWARE              /s/ S. Jerrold Kaplan
CHIEF FINANCIAL OFFICER                                   PRESIDENT
     & SECRETARY                                    CHIEF EXECUTIVE OFFICER

                                                 COUNTERSIGNED AND REGISTERED:
                                                        BANKBOSTON, N.A.
                                                TRANSFER AGENT  AND REGISTRAR
                                                BY   /s/ L.E. Seeley
                                                         AUTHORIZED SIGNATURE



                              AMERICAN BANK NOTE COMPANY     NOV 19, 1999
                              2564 ATLANTIC AVENUE
                              SUITE 12
                              LONG BEACH, CA 90617           064188fc
                              (562) 423-2333
                              (FAX) (562) 423-7450  270-19x  Dated _____  RFV1

                               Egghead.com, Inc.


    A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time by the Certificate of Incorporation of the Corporation and by any certificate of determination. The number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.


    The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:



TEN COM - as tenants in common                         UNIF GIFT MIN ACT - _______Custodian_____________
TEN ENT - as tenants by the entireties                                     (Cust)             (Minor)
JT TEN  - as joint tenants with right                                       under Uniform Gifts to Minors
          of survivorship and not as tenants                                Act________________
          in common                                                                (State)
                                                       UNIF TRF MIN ACT - _______ Custodian (until age ___)
                                                                          (Cust)
                                                                          __________ under Uniform Transfers
                                                                            (Minor)
                                                                          to Minors Act ____________
                                                                                          (State)

    Additional abbreviations may also be used though not in the above list.

For Value Received, _____________ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFYING NUMBER OF ASSIGNEE

-----------------

-----------------

__________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

--------------------------------------------------------------------------

--------------------------------------------------------------------------

--------------------------------------------------------------------shares of the capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_______________________________

                              X ________________________________________________

                              X ________________________________________________
                        NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                                FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed




By_____________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCK-
BROKERS, SAVINGS AND LOAN ASSOCIATIONS AND
CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM. PURSUANT
TO S.E.C. RULE 17AD-15).



AMERICAN BANK NOTE COMPANY     NOV 19, 1999 fm
3604 ATLANTIC AVENUE
SUITE 12
LONG BEACH, CA 96807           064188bk
(562) 588-2883
(FAX) (562) 468-7430           Period    REV 1
                                     --